SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 28, 2006

CHEMBIO DIAGNOSTIC, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosures.

(a)	On July 25, 2006 the Registrant issued the press release titled “Chembio To Feature Dual Path Platform at American Association for Clinical Chemistry Expo” included herein as Exhibit 99.1.

(b)	On July 27, 2006 the Registrant issued the press release titled “Chembio Applies for CLIA Waiver for SURE CHECK(R) HIV 1/2” included herein as Exhibit 99.2.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits.

99.1	Press Release titled “Chembio To Feature Dual Path Platform at American Association for Clinical Chemistry Expo” issued July 25, 2006.

99.2	Press Release titled “Chembio Applies for CLIA Waiver for SURE CHECK(R) HIV 1/2” issued July 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28, 2006        Chembio Diagnostics, Inc.

                            By:    /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer